Property, plant and equipment	12 Months Ended
Dec. 31, 2022
Property, plant and equipment [abstract]
Property, plant and equipment
13     Property, plant and equipment
Recognition and measurement
Property, plant and equipment is stated at cost, as defined in IAS 16, less accumulated depreciation and accumulated impairment losses. The cost of property, plant and equipment includes, where applicable, the estimated close-down and restoration costs associated with the asset.
Property, plant and equipment includes right of use assets arising from leasing arrangements, shown separately from owned and leasehold assets.
Once an undeveloped mining project has been determined as commercially viable and approval to mine has been given, expenditure other than that on land, buildings, plant, equipment and capital work in progress is capitalised under “Mining properties and leases” together with any amount transferred from “Exploration and evaluation”.
Costs incurred while commissioning new assets, in the period before they are capable of operating in the manner intended by management, are capitalised unless associated with pre-production revenue (refer to page 155). Development costs incurred after the commencement of production are capitalised to the extent they are expected to give rise to a future economic benefit. Interest on borrowings related to construction or development projects is capitalised, at the rate payable on project-specific debt if applicable or at the Group or subsidiary’s cost of borrowing if not.
This is performed until the point when substantially all the activities that are necessary to make the asset ready for its intended use are complete. It may be appropriate to use a subsidiary’s cost of borrowing when the debt was negotiated based on the financing requirements of that subsidiary.
Depreciation of non-current assets
Property, plant and equipment is depreciated over its useful life, or over the remaining life of the mine, smelter or refinery if that is shorter and there is no reasonable alternative use for the asset by the Group. Depreciation commences when an asset is available for use. Assets within operations for which production is not expected to fluctuate significantly from one year to another or which have a physical life shorter than the related mine are depreciated on a straight line basis as follows:

Type of Property, plant and equipment	Land and Buildings		Plant and equipment		Capital work in progress
	Land	Buildings	Power assets	Other plant and equipment
Depreciation profile	Not depreciated	5 to 50 years	See Power note below	3 to 50 years	Not depreciated
The useful lives and residual values for material assets and categories of assets are reviewed annually and changes are reflected prospectively.
Units of production basis
For mining properties and leases and certain mining equipment, consumption of the economic benefits of the asset is linked to production. Except as noted below, these assets are depreciated on the units of production basis.
In applying the units of production method, depreciation is normally calculated based on production in the period as a percentage of total expected production in current and future periods based on ore reserves and, for some mines, other mineral resources. Other mineral resources may be included in the calculations of total expected production in limited circumstances where there are very large areas of contiguous mineralisation, for which the economic viability is not sensitive to likely variations in grade, as may be the case for certain iron ore, bauxite and industrial mineral deposits, and where there is a high degree of confidence that the other mineral resources can be extracted economically. This would be the case when the other mineral resources do not yet have the status of ore reserves merely because the necessary detailed evaluation work has not yet been performed and the responsible technical personnel agree that inclusion of a proportion of measured and indicated resources in the calculation of total expected production is appropriate based on historical reserve conversion rates.
The required level of confidence is unlikely to exist for minerals that are typically found in low-grade ore (as compared with the above), such as copper or gold. In these cases, specific areas of mineralisation have to be evaluated in detail before their economic status can be predicted with confidence.
Sometimes the calculation of depreciation for infrastructure assets, primarily rail and port, considers measured and indicated resources. This is because the asset can benefit current and future mines. The measured and indicated resource may relate to mines which are currently in production or to mines where there is a high degree of confidence that they will be brought into production in the future. The quantum of mineral resources is determined taking into account future capital costs as required by the JORC code. The depreciation calculation, however, applies to current mines only and does not take into account future development costs for mines which are not yet in production. Measured and indicated resources are currently incorporated into depreciation calculations in the Group’s Australian iron ore business.

Key judgment - Estimation of asset lives
The useful lives of the major assets of a cash-generating unit are often dependent on the life of the orebody to which they relate. Where this is the case, the lives of mining properties, and their associated refineries, concentrators and other long-lived processing equipment are generally limited to the expected life of the orebody. The life of the orebody, in turn, is estimated on the basis of the life-of-mine plan. Where the major assets of a cash-generating unit are not dependent on the life of a related orebody, management applies judgment in estimating the remaining service potential of long-lived assets. Factors affecting the remaining service potential of smelters include, for example, smelter technology and electricity purchase contracts when power is not sourced from the Group, or in some cases from local governments permitting electricity generation from hydro-power stations.

Impact of climate change on our business - Estimation of asset lives
We expect there to be a higher demand for copper, aluminium, lithium and high grade iron ore in order to meet demand for the minerals required to transition to a low carbon economic environment, consistent with the climate change commitments of the Paris Agreement. We expect this to exceed new supply to the market and therefore increase prices. Under the Aspirational Leadership scenario, the economic cut-off grade for our Ore Reserves is expected to be lower; in effect we would mine a greater volume of material before the mines are depleted. We cannot quantify the difference this would make without undue cost as it would require revised mine plans, but for property, plant and equipment this increased volume of material would reduce the depreciation charge for assets that use the ‘Units of production’ depreciation method.

Straight line basis
Assets within operations for which production is not expected to fluctuate significantly from one year to another or which have a physical life shorter than the related mine are depreciated on a straight line basis.
Deferred stripping
In open pit mining operations, overburden and other waste materials must be removed to access ore from which minerals can be extracted economically. The process of removing overburden and waste materials is referred to as stripping. During the development of a mine (or, in some instances, pit; see below), before production commences, stripping costs related to a component of an orebody are capitalised as part of the cost of construction of the mine (or pit). These are then amortised over the life of the mine (or pit) on a units of production basis.
Where a mine operates several open pits that are regarded as separate operations for the purpose of mine planning, initial stripping costs are accounted for separately by reference to the ore from each separate pit. If, however, the pits are highly integrated for the purpose of mine planning, the second and subsequent pits are regarded as extensions of the first pit in accounting for stripping costs. In such cases, the initial stripping (such as overburden and other waste removal) of the second and subsequent pits is considered to be production phase stripping (see below).

Key judgment - Deferral of stripping costs
We apply judgment as to whether multiple pits at a mine are considered separate or integrated operations. This determines whether the stripping activities of a pit are classified as pre-production or production phase stripping and, therefore, the amortisation base for those costs. The analysis depends on each mine’s specific circumstances and requires judgment: another mining company could make a different judgment even when the fact pattern appears to be similar.
The following factors would point towards the initial stripping costs for the individual pits being accounted for separately:
–If mining of the second and subsequent pits is conducted consecutively following that of the first pit, rather than concurrently;
–If separate investment decisions are made to develop each pit, rather than a single investment decision being made at the outset;
–If the pits are operated as separate units in terms of mine planning and the sequencing of overburden removal and ore mining, rather than as an integrated unit;
–If expenditures for additional infrastructure to support the second and subsequent pits are relatively large; and
–If the pits extract ore from separate and distinct orebodies, rather than from a single orebody.
If the designs of the second and subsequent pits are significantly influenced by opportunities to optimise output from several pits combined, including the co-treatment or blending of the output from the pits, then this would point to treatment as an integrated operation for the purposes of accounting for initial stripping costs. The relative importance of each of the above factors is considered in each case.
In order for production phase stripping costs to qualify for capitalisation as a stripping activity asset, three criteria must be met:
–It must be probable that there will be an economic benefit in a future accounting period because the stripping activity has improved access to the orebody;
–It must be possible to identify the “component” of the orebody for which access has been improved; and
–It must be possible to reliably measure the costs that relate to the stripping activity.
A “component” is a specific section of the orebody that is made more accessible by the stripping activity. It will typically be a subset of the larger orebody that is distinguished by a separate useful economic life (for example, a pushback).

13     Property, plant and equipment continued
Recognition and measurement

Phase	Development Phase	Production Phase
Stripping activity	Overburden and other waste removal during the development of a mine before production commences.	Production phase stripping can give access to two benefits: the extraction of ore in the current period and improved access to ore which will be extracted in future periods.
Period of benefit	After commissioning of the mine.	Future periods after first phase is complete.	Current and future benefit are indistinguishable.
Capitalised to mining properties and leases in property, plant and equipment	During the development of a mine, stripping costs relating to a component of an orebody are capitalised as part of the cost of construction of the mine.	It may be the case that subsequent phases of stripping will access additional ore and that these subsequent phases are only possible after the first phase has taken place. Where applicable, the Group considers this on a mine-by-mine basis. Generally, the only ore attributed to the stripping activity asset for the purposes of calculating the life-of-component ratio is the ore to be extracted from the originally identified component.	Stripping costs for the component are deferred to the extent that the current period ratio exceeds the life-of-component ratio.
Allocation to inventory	Not applicable	Not applicable	The stripping cost is allocated to inventory based on a relevant production measure using a life-of-component strip ratio. The ratio divides the tonnage of waste mined for the component for the period either by the quantity of ore mined for the component or by the quantity of minerals contained in the ore mined for the component. In some operations, the quantity of ore is a more appropriate basis for allocating costs, particularly when there are significant by-products.
Component	A “component” is a specific section of the orebody that is made more accessible by the stripping activity. It will typically be a subset of the larger orebody that is distinguished by a separate useful economic life (for example, a pushback).
Life-of-component ratio	The life-of-component ratios are based on the ore reserves of the mine (and for some mines, other mineral resources) and the annual mine plan; they are a function of the mine design and, therefore, changes to that design will generally result in changes to the ratios. Changes in other technical or economic parameters that impact the ore reserves (and for some mines, other mineral resources) may also have an impact on the life-of-component ratios even if they do not affect the mine design. Changes to the ratios are accounted for prospectively.
Depreciation basis	Depreciated on a “units of production” basis based on expected production of either ore or minerals contained in the ore over the life of the component unless another method is more appropriate.
Property, plant and equipment includes both owned and leased assets.

	2022 US$m	2021 US$m
Property, plant and equipment – owned	63,731	63,793
Right of use assets – leased	1,003	1,134
Net book value	64,734	64,927
Property, plant and equipment – Owned

Year ended 31 December 2022	Note	Mining properties and leases(a) US$m	Land and buildings US$m	Plant and equipment US$m	Capital works in progress US$m	Total US$m
Net book value
At 1 January 2022		10,817	5,995	33,453	13,528	63,793
Adjustment on currency translation(b)		(436)	(344)	(1,870)	(311)	(2,961)
Adjustments to capitalised closure costs	14	520	—	—	—	520
Interest capitalised(c)	9	—	—	—	416	416
Additions(d)		360	304	1,111	4,732	6,507
Depreciation for the year(a)		(891)	(433)	(3,171)	—	(4,495)
Disposals		(3)	(1)	(38)	(4)	(46)
Newly consolidated operations(e)		—	1	—	5	6
Transfers and other movements(f)		162	1,177	4,922	(6,270)	(9)
At 31 December 2022		10,529	6,699	34,407	12,096	63,731
– cost		25,263	12,805	74,562	13,118	125,748
– accumulated depreciation and impairment		(14,734)	(6,106)	(40,155)	(1,022)	(62,017)
Non-current assets pledged as security(g)		1,602	491	5,113	8,876	16,082

Year ended 31 December 2021	Note	Mining properties and leases(a) US$m	Land and buildings US$m	Plant and equipment US$m	Capital works in progress US$m	Total US$m
Net book value
At 1 January 2021		11,173	6,369	32,754	11,711	62,007
Adjustment on currency translation(b)		(385)	(194)	(1,097)	(259)	(1,935)
Adjustments to capitalised closure costs	14	518	—	—	—	518
Interest capitalised(c)	9	—	—	—	358	358
Additions		227	70	1,841	5,337	7,475
Depreciation for the year(a)		(736)	(390)	(3,061)	—	(4,187)
Impairment charges(h)		(2)	(66)	(195)	(6)	(269)
Disposals		(2)	(18)	(90)	(7)	(117)
Transfers and other movements(f)		24	224	3,301	(3,606)	(57)
At 31 December 2021		10,817	5,995	33,453	13,528	63,793
– cost		25,114	12,031	73,415	14,661	125,221
– accumulated depreciation and impairment		(14,297)	(6,036)	(39,962)	(1,133)	(61,428)
Non-current assets pledged as security(g)		1,637	457	5,196	7,621	14,911
(a)At 31 December 2022, the net book value of capitalised production phase stripping costs totalled US$2,497 million, with US$2,038 million within “Property, plant and equipment” and a further US$460 million within “Investments in equity accounted units” (2021: total of US$2,432 million, with US$2,017 million in “Property, plant and equipment” and a further US$415 million within “Investments in equity accounted units”). During the year, capitalisation of US$411 million was partly offset by depreciation of US$331 million (including amounts recorded within equity accounted units). Depreciation of deferred stripping costs in respect of subsidiaries of US$246 million (2021: US$201 million; 2020: US$145 million) is included within “Depreciation for the year”.
(b)Adjustment on currency translation represents the impact of exchange differences arising on the translation of the assets of entities with functional currencies other than the US dollar, recognised directly in the currency translation reserve. The adjustment in 2022 arose primarily from the weakening of the Australian dollar against the US dollar.
(c)Our average borrowing rate, excluding any project finance, used for capitalisation of interest is 5.60% (2021: 3.40%).
(d)US$0.1 billion of additions to “Property, plant and equipment” relates to capital spend on carbon abatement in 2022.
(e)In 2022, the acquisition relates to our purchase of Rincon, a lithium project in Argentina, refer to note 5.
(f)“Transfers and other movements” includes reclassifications between categories.
(g)Excludes assets held under capitalised lease arrangements. Non-current assets pledged as security represent amounts pledged as collateral against US$3,965 million (2021: US$4,403 million) of loans, which are included in note 20.
(h)In 2021, the impairment charges related to our Kitimat smelter in Canada, refer to note 4.

Impact of climate change on our business - Useful economic lives of our power generating assets
The Group has committed to reducing scope 1 and scope 2 carbon emissions by 50% relative to our 2018 baseline by 2030 and achieving net zero emission across our operations by 2050. We expect to spend US$7.5 billion between 2022 and 2030. Transitioning electricity from principally fossil fuel-based power generating assets to principally renewables is critical to achieving that goal. The carrying value of power generating assets is set out in the table below. The weighted average remaining useful economic life of plant and equipment for fossil fuel-based power generating assets is 13 years (2021:14 years). Given the technical limitations of intermittent renewable energy generation and energy storage systems, and our need for reliable baseload electricity, we expect our current generation assets will be integral to those needs for the foreseeable future. We are investing in research and development and evaluating new market options that may overcome these technical challenges. Should pathways for eliminating fossil fuel power generating assets be identified we may need to accelerate depreciation or impair the assets; however, at this present moment the requirement for fossil fuel powered back-up means that early retirement of the assets is not expected.

	2022		2021
Net book value	Land and buildings US$m	Plant and equipment US$m	Land and buildings US$m	Plant and equipment US$m
Fossil fuels	25	882	26	952
Renewables(a)	198	2,352	195	1,541

(a)The increase of US$0.8 billion in renewable plant & equipment, is attributable to the Kemano T2 hydropower project, following the completion of a second tunnel to supply water to the Kemano hydropower facility in 2022. This project will ensure the long-term, sustainable production of low-carbon aluminium at our smelter in Kitimat.

13     Property, plant and equipment continued
Right-of-use assets – Leased

	Land and buildings US$m	Plant and equipment US$m	Total US$m
Net book value
31 December 2022	515	488	1,003
31 December 2021	549	585	1,134

Additions for the year
31 December 2022	49	254	303
31 December 2021	135	407	542

Depreciation for the year (included within operating costs)
31 December 2022	(61)	(295)	(356)
31 December 2021	(81)	(251)	(332)
The leased assets of the Group include land and buildings (mainly office buildings) and plant and equipment, the majority of which are marine vessels. Lease terms are negotiated on an individual basis and contain a wide range of terms and conditions. Right of use assets are depreciated on a straight line basis over the life of the lease, taking into account any extensions that are likely to be enacted.